Exhibit 10.3                                                     1


                      MODIFICATION OF EMPLOYMENT AGREEMENT

     This  Agreement  made  this  29th  day of  January,  2003  by  and  between
Manchester Technologies, Inc. (f/k/a Manchester Equipment Co., Inc.), a corporation maintaining its principal place of business at 160 Oser Avenue, Hauppauge, New York, hereinafter called the "Employer", and Joel Stemple, residing at 35 Hamlet Drive, Hauppauge, New York 11788, hereinafter called the "Employee".

     WHEREAS, the Employer and the Employee entered into a certain agreement of employment on September 30, 1996, and

     WHEREAS, the term of said Employment Agreement expired on July 31, 2001, and was renewed for an additional year to July 31, 2002 with certain modifications, and

     WHEREAS, the Employer and the Employee desire to extend the term of employment through July 31, 2004 with certain modifications as set forth in the within agreement,

     NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions contained herein, it is agreed as follows:

1. Paragraph 4 (Term) of the Employment Agreement is herein amended as follows: "The Employer hereby engages the Employee to perform the duties as set forth in the Employment Agreement of September 30, 1996 for a period commencing as of August 1, 2002 and ending July 31, 2004."

2. Paragraph 6 (Compensation) is herein amended as follows: "As compensation for his services as aforesaid, and as salary in connection with the duties to be performed by the Employee, the Employer shall pay to the Employee the salary as hereinafter set forth, such sums to be paid in bi-weekly installments:

          August  1,  2002 - July  31,  2003 -  $225,000.00  per  annum  payable
     $8,653.84 on a bi-weekly basis.

          August  1,  2003 - July  31,  2004 -  $225,000.00  per  annum  payable
     $8,653.84 on a bi-weekly basis."

         3. Paragraph 6 (d) (Compensation) is herein amended as follows:

          (d) "As additional compensation for the performance of his duties hereunder, the Employee shall be entitled to sixty (60) "PAL" days during each year of the term of the within agreement, pursuant to the present Employer's Program for "PAL".

     4. Paragraph 7 (Disability Provisions) of the Employment Agreement is herein amended as follows:

          a. The following provision is deemed as an addition to the provisions of paragraph 7 (a) -

          "In the event total disability should occur with less than 180 days remaining in the term of employment, the "full salary" provisions of the within paragraph shall be limited to the number of days actually remaining in the term of employment."

          b. The following provision is deemed as an addition to the provisions of paragraph 7 (b) - "In the event such total disability should continue for a period longer than 180 days, the "75% of salary" provisions of the within paragraph shall be limited to the number of days actually remaining in the term of employment.

     5. Paragraph 8 (b) of the Employment Agreement is herein amended as follows:

     The following provision is deemed as an addition to the provisions of paragraph 8 (b):

          "In the event such termination should occur, with less than 12 months remaining in the term of employment, the salary compensation provisions of the within paragraph shall be limited to the number of days actually remaining in the term of employment."

     6. Paragraph 13 (Vacation) is herein amended as follows:

          "Provisions of paragraph 13 are herein deemed deleted in their entirety from the Agreement."

     7. Upon the termination of the within agreement for cause, or the expiration of the term hereof, the Employee shall resign his position as an officer of the Employer, which resignation shall be effective upon the date of termination and/or the date of expiration of the term.

     8. Reference is herein made to a certain "Severance and Release Agreement" annexed hereto as Exhibit "A".

     Upon the expiration of the term hereof, the Employer and the Employee herein agree to enter into such "Severance and Release Agreement", the terms and conditions of which are herein incorporated by reference, with the same force and effect as if fully set forth herein and executed simultaneously herewith.

     It is specifically understood and agreed that in the event of a termination of the Employment Agreement for "cause", the said Severance and Release Agreement shall be deemed a nullity and of no force and effect.

     9. With the exception of the foregoing provisions of the within agreement, the terms and conditions of the Employment Agreement of September 30, 1996, and the subsequent modification agreements thereto, remain in full force and effect.


     IN WITNESS WHEREOF, the parties hereto have set their hands and seals the day and year first above written.

In the Presence of:
                                                   Manchester Technologies, Inc.




_______________________________________            by:



----------------------------                     ------------------------------
                                                          Joel Stemple


















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